SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2005 (December 13, 2005)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

(314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 13, 2005, the Company entered into a Deferred Compensation Plan, effective January 1, 2006. Item 4, entitled “Description of Securities,” of the Company’s Form S-8 Registration Statement on Form S-8, File No. 333-130322, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)

10
Furniture Brands International, Inc. Deferred Compensation Plan, effective January 1, 2006 (Incorporated by reference to the Furniture Brands International, Inc.’s Registration Statement on Form S-8, File No. 333-130322)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated: December 16, 2005

EXHIBIT INDEX

Exhibit No.	Description

10
Furniture Brands International, Inc. Deferred Compensation Plan, effective January 1, 2006 (Incorporated by reference to the Furniture Brands International, Inc.’s Registration Statement on Form S-8, File No. 333-130322)